UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of Earliest Event Reported): August 14, 2003

                           COMMISSION FILE NO. 0-22191

                        LOTTERY & WAGERING SOLUTIONS INC.
                (Name of Registrant as Specified in its Charter)

              Delaware                         IRS NO. 65-0675901
        (State of Incorporation)         (IRS Employer Identification)

           8201 PETERS ROAD, SUITE 1000, FT. LAUDERDALE, FLORIDA 33324
                    (Address of Principal Executive Offices)

                                 (954) 916-2610
              (Registrant's telephone number, Including Area Code)

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

ITEM 5.  OTHER EVENTS

                  On July 31, 2003, the First Subdistrict Court of Suriname issued a decision and order evicting the Company's joint venture entity from its facilities in a hotel in Paramaribo from which the Company conducts all of its casino operations. On August 7, 2003, the Court stayed the eviction until September 30, 2003, and ordered a hearing to determine if the stay should be extended until an appeal of the decision can be heard.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



(c) Exhibits.
    Exhibit No.    Description
    -----------    -----------
    99.2           Press release, dated August 12, 2003, announcing decision of
                   Suriname court ordering the eviction of the Company's joint venture entity from the hotel premises where it conducts is casino operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LOTTERY & WAGERING SOLUTIONS, INC.


Date: August 14, 2003                 By:     S/ Miles R. Greenberg
                                              ----------------------------------
                                              Miles R. Greenberg



                                INDEX TO EXHIBITS

    Exhibit No.    Description

    99.2 Press release, dated August 12, 2003, announcing decision of Suriname court ordering the eviction of the Company's joint venture entity from the hotel premises where it conducts is casino operations.